EXHIBIT 10.47.2

                               GUARANTY AGREEMENT


         GUARANTY AGREEMENT ("Guaranty"), dated as of July 3, 1997, made by THE CHESTNUT REAL ESTATE PARTNERSHIP, a Maryland general partnership ("CREP"), LCS HOLDINGS, INC., an Iowa corporation ("LCS"), LIFE CARE SERVICES CORPORATION, an Iowa corporation ("LCSC"), and HOME HEALTH CARE SERVICES CORPORATION, an Iowa corporation ("HHC") (CREP, LCS, LCSC and HHC are, collectively, the "Guarantors"), in favor of NORWEST BANK IOWA, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS:

         WHEREAS, pursuant to a Term Loan Agreement of even date herewith among Bank, The Chestnut Partnership, as Borrower and the Guarantors as the same may be amended, modified or supplemented from time to time (the "Loan Agreement"), the Bank has agreed to make a loan of up to One Million Nine Hundred Thousand Dollars ($1 900,000.00) to Bank (the "Loan"), and it is intended that capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement;

         WHEREAS, the Loan is evidenced by a Note of even date herewith made by the Borrower to the Bank as the same may be extended, renewed, refinanced, refunded, amended, modified or supplemented form time to time, and any replacement or successor note (the "Note");

         WHEREAS as used herein, the term "Loan Documents" shall include the Loan Documents described in the Loan Agreement and all other documents delivered by or on behalf of the Borrower in connection with the Loan;

         WHEREAS, each of the Guarantors acknowledges receipt of copies of the Loan Agreement, the Note and the other Loan Documents; and

         WHEREAS, the execution and delivery by the Guarantors of this Guaranty is a condition to the Bank's obligation to make a Loan to the Borrower pursuant to the Loan Agreement, and the Guarantors expect to derive financial benefit from the making of the Loan by the Bank to Borrower.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by the Guarantors, and intending to be legally bound, the Guarantors hereby agree as follows:

SECTION 1. GUARANTEE

         1.1. GUARANTEED OBLIGATIONS. The Guarantors hereby jointly and severally and unconditionally and irrevocably guarantee to Bank, and become surety to the Bank for, the due,

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punctual and full payment and performance of, and covenant with Bank to duly, punctually and fully pay and perform, the following (collectively, the "Guaranteed Obligations"):

         (a) all indebtedness of the Borrower to the Bank evidenced by the Note or incurred under the Loan Agreement, both principal and interest, and any refinancing or refunding thereof, and all other amounts due or to become due under the Loan Agreement, the Note and the other Loan Documents, and any refinancing or refunding thereof, whether now existing or hereafter arising, contracted or incurred, as and when such payment or performance shall become due (whether by acceleration or otherwise) in accordance with the terms of the Loan Documents;

         (b) all covenants, agreements, obligations and liabilities of the Borrower under the Loan Agreement, the Note and the other Loan Documents, whether now existing or hereafter arising, contracted or incurred, as and when such payment or performance shall become due (whether by acceleration or otherwise) in accordance with the terms of the Loan Documents;

         1.2. GUARANTEE UNCONDITIONAL. The obligations of the Guarantors hereunder are continuing, absolute and unconditional, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

         (a) any amendment, modification or supplement to the Loan Agreement, the Note or any other Loan Document;

         (b) any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty, the Loan Agreement, the Mortgage, the Note or any other Loan Document (even if any such right, remedy, power or privilege shall be lost thereby), or any waiver, consent, indulgence or other action or inaction in respect thereof;

         (c) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Borrower or any of the Guarantors;

         (d) any failure to perfect or continue perfection of, or any release or waiver of, any rights given to the Bank in any property as security for the performance of any of the Guaranteed Obligations;

         (e) any extension of time for payment or performance of any of the Guaranteed Obligations;

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         (f)      the genuineness, validity or enforceability of the Loan
                  Documents;

         (g) any limitation of liability of the Borrower contained in any Loan Document;

         (h) any defense that may arise by reason of the failure of the Bank to file or enforce a claim against the estate of the Borrower in any bankruptcy or other proceeding;

         (i) any voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of the Borrower, or any marshalling of assets and liabilities, or other similar proceeding affecting the Borrower or any of its assets;

         (j) the release of the Borrower or any of the Guarantors from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law;

         (k) the failure of the Bank to keep the Guarantors advised of the Borrower's financial condition, regardless of the existence of any duty to do so;

         (l) any sale or other transfer of the Collateral or any part thereof or any foreclosure by Bank or any part thereof, or

         (m) any other circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety.

No set-off, claim, reduction or diminution of any obligation, or any defense of any kind or nature which the Borrower or any Guarantor now has or hereafter may have against the Bank shall be available hereunder to any Guarantor against the Bank.

         1.3. NO NOTICE OR DUTY TO EXHAUST REMEDIES: WAIVER OF JURY TRIAL. Each Guarantor hereby waives diligence, presentment, demand protest and all notices of any kind, and waives any requirement that the Bank exhaust any right or remedy, or proceed first or at any time, against the Borrower or any other guarantor of, or any security for, any of the Guaranteed Obligations. This Guaranty constitutes an agreement of suretyship as well as of guaranty, and Bank may pursue its rights and remedies under this Guaranty and under the other Loan Documents in whatever order, or collectively, and shall be entitled to payment and performance hereunder notwithstanding such other Loan Documents and notwithstanding any action taken by the Bank or inaction by the Bank to enforce any of its rights or remedies against any other guarantor or any other Person or property whatsoever. Each Guarantor waives any right to a trial by jury with respect to any remedy or proceeding of the Bank with respect to this Guaranty.

         1.4. WAVIER OF SUBROGATION, ETC. NOTWITHSTANDING ANY PAYMENTS MADE OR OBLIGATIONS PERFORMED BY THE GUARANTORS BY REASON OF THIS GUARANTY (INCLUDING BUT NOT LIMITED TO APPLICATION OF

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FUNDS ON ACCOUNT OF SUCH PAYMENTS OR OBLIGATIONS), EACH GUARANTOR HEREBY
IRREVOCABLY WAIVES AND RELEASES ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) (A) TO ASSERT ANY CLAIM AGAINST THE BORROWER OR ANY OTHER PERSON, OR AGAINST ANY DIRECT OR INDIRECT SECURITY, ON ACCOUNT OF PAYMENTS MADE OR OBLIGATIONS PERFORMED UNDER OR PURSUANT TO THIS GUARANTY, INCLUDING WITHOUT LIMITATION ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY, OR (B) TO REQUIRE THE MARSHALING OF ANY ASSETS OF THE BORROWER, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM PAYMENTS MADE OR OBLIGATIONS PERFORMED UNDER OR PURSUANT TO THIS GUARANTY, AND ANY AND ALL RIGHTS THAT WOULD RESULT IN SUCH GUARANTOR BEING DEEMED A "CREDITOR" UNDER THE UNITED STATES BANKRUPTCY CODE OF THE BORROWER OR ANY OTHER PERSON.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.1. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents warrants and certifies to Bank that the representations and warranties made by the Borrower and Guarantors in the Loan Agreement are true and correct on the date hereof.

         2.2 COVENANTS. Each Guarantor hereby covenants with Bank that:

         (a) Promptly upon becoming aware thereof, such Guarantor shall give Bank notice of (i) the commencement, existence or threat of any proceeding by or before any Governmental Authority against or affecting such Guarantor or any of its Subsidiaries which, if adversely decided, would have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of such Guarantor or on its ability to perform its obligations hereunder or (ii) any material adverse change in the business, operations, condition (financial or otherwise) or prospects of such Guarantor.

         (b) Such Guarantor shall permit such Persons as Bank may designate to examine such Guarantor's books and records and take copies and extracts therefrom and to discuss the affairs of such Guarantor with its officers, employees and independent accountants at such times and as often as the Bank may reasonably request. Such Guarantor hereby authorizes such officers, employees and independent accountants to discuss with Bank the affairs of such Guarantor.

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SECTION 3. MISCELLANEOUS

         3.1. EFFECT OF BANKRUPTCY PROCEEDINGS. This Guaranty SHALL be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Bank as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made. If an Event of Default at any time shall have occurred and be continuing or exist and declaration of default or acceleration under or with respect to any of the Loan Documents shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under any bankruptcy or insolvency law, the Guarantors agree that, for purposes of this Guaranty and their obligations hereunder, such Loan Documents shall be deemed to have been declared in default or accelerated with the same effect as if such Loan Documents had been declared in default and accelerated in accordance with the terms thereof, and the Guarantors shall forthwith pay the Guaranteed Obligations in full without further notice or demand.

         3.2 BANK'S RIGHT OF SET-OFF. If an Event of Default shall occur, the Bank shall have the right, in addition to all other rights and remedies available to it, to setoff against and to appropriate and apply to the unpaid balance of the Guaranteed Obligations any debt owing to, and any other funds held in any manner for the account of, any Guarantor by the Bank, including without limitation all funds in all deposit accounts (general or special) now or hereafter maintained by any Guarantor with the Bank. Such right shall exist whether or not the Bank shall have made any demand under this Guaranty or any other Loan Document and whether or not the Guaranteed Obligations or such participation are matured or unmatured. Each Guarantor hereby confirms the foregoing arrangements and the Bank's right of banker's lien and set-off and nothing in this Guaranty or any other Loan Document shall be deemed any waiver or prohibition of the Bank's right of banker's lien or setoff.

         3.3 FURTHER ASSURANCES. From time to time upon the request of the Bank, the Guarantors shall promptly and duty execute, acknowledge and deliver any and all such further instruments and documents as the Bank may deem necessary or desirable to confirm this Guaranty, to carry out the purpose and intent hereof or to enable the Bank to enforce any of their respective rights hereunder.

         3.4 AMENDMENTS, WAIVERS, ETC. This Guaranty cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

         3.5 NO IMPLIED WAIVER; CUMULATIVE REMEDIES. No course of dealing and no delay or failure of the Bank in exercising any right, power or privilege under, this Guaranty or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege

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or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Bank under this Guaranty are cumulative and not exclusive of any rights or remedies which they would otherwise have under the other Loan Documents, at law or in equity.

         3.6. NOTICES. All notices, requests, demands, directions and other communications under the provisions of this Guaranty shall be delivered in accordance with the terms of the Loan Agreement to the addresses set forth therein.

         3.7. EXPENSES. The Guarantors agree to pay or cause to be paid and to save the Bank harmless against liability for the payment of all out-of-pocket expenses, including reasonable fees and expenses of counsel for the Bank, incurred by the Bank from time to time arising in connection with enforcement or preservation of rights under this Guaranty, including but not limited to such expenses as may be incurred by the Bank in connection with any default by the Guarantors of any of their obligations hereunder.

         3.8 SURVIVAL. All obligations of the Guarantors to make payments hereunder or to indemnify the Bank (including indemnities by the Borrower of the Bank under the Loan Documents) shall survive the payment and performance in full of the Guaranteed Obligations.

         3.9. JURISDICTION; ETC. Each of the Guarantors irrevocably (a) agrees that the Bank may bring suit, action or other legal proceedings arising out of this Guaranty in the courts of the State of Iowa in Polk County, Iowa, the courts of the United States for the Southern District of Iowa; (b) consents to the jurisdiction each such court in any such suit, action or proceeding; (c) waives any objection which such Guarantor may have to the laying of the venue of any such suit action or proceeding in any of such courts; and (d) waives any right such Guarantor may have to a jury trial in connection with any such suit, action or proceeding.

         3.10. SEVERABILITY. If any term or provision of this Guaranty or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application or such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

         3.11. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         3.12. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Iowa.

         3.13. JOINT AND SEVERAL. The obligations of Guarantors hereunder shall be joint and several.

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         3.14. SUCCESSORS AND ASSIGNS. This Guaranty shall bind the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Bank and its respective successors and assigns.

         3.15. INTERCREDITOR AGREEMENT. The rights of the Bank under this Guaranty are subject to the terms and conditions of an Intercreditor Agreement of even date herewith among the Bank and the Bond Trustee, which terms and conditions are incorporated herein by reference; provided, however, that the incorporation of the Intercreditor Agreement herein shall not be deemed to confer upon the Guarantors any rights with respect to the Intercreditor Agreement, including without limitation any rights as third party beneficiaries or rights to notice of, or to consent to, any modification, amendment or waiver of or to any term or provision of the Intercreditor Agreement.

         3.16 SUBORDINATION. The Borrower Obligations (as hereinafter defined) are subordinate in right of payment to the hereinafter prior payment in full of the Guaranteed Obligations described in clause (a) of Section 2.01. No payment shall be made by or on behalf of the Borrower for or on account of any Borrower Obligations, and none of the Guarantors shall ask for, demand, sue for, take or receive from the Borrower, directly or indirectly, in cash, securities or otherwise, by setoff, realization on collateral, exercise of any other remedies or in any other manner, payment of all or any part of any Borrower Obligation. As used herein, the term "Borrower Obligations" shall mean all obligations of any kind or nature from time to time of the Borrower to any of the Guarantors, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising; provided, however, that Borrower Obligations shall not include obligations of the Borrower to LCSC under the Development Agreement or the Management Agreement, which obligations shall be subordinated to the extent set forth in the Acknowledgment and Consent of LCSC to the Facility Agreements Assignment. No Guarantor shall sell, assign or otherwise dispose of all or any part of its interest in any obligation or indebtedness constituting or evidencing a Borrower Obligation unless such purchaser, transferee or assignee agrees, in a manner satisfactory to the Bank, to become bound by the foregoing subordination terms.

         3.17. LIMITATION OF LIABILITY. Notwithstanding any other provision of this Guaranty to the contrary, the liability of LCS and its Subsidiaries, including without limitation LCSC and HHC, shall enforced only against the Gross Revenues (as hereinafter defined) of LCS and its Subsidiaries. As used herein, the term "Gross Revenues" shall mean any and all gross rents, income, receipts, consideration, profits, cash, cash flow, accounts, accounts receivable, contract rights or other obligations, fees, charges and revenues, and any and all proceeds thereof, including without limitation any and all Entrance Payments (as defined in the Loan Agreement) or management, consulting, development, supervision, use, operation, maintenance or other fees of any tone or nature whatsoever, now or hereafter received by or paid to or for the account or benefit of LCS or its Subsidiaries in connection with any and all of their respective businesses, projects and ventures, whether now or hereafter existing, including without limitation their

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development of or other affiliation with any such businesses, projects and ventures, all as determined in accordance with cash basis accounting, applied in a consistent manner. LCS hereby agrees that it shall cause its Subsidiaries other than the Borrower to dividend, distribute, loan or otherwise transfer any unrestricted cash which is not reasonably required for use by any such Subsidiary in connection with the development or ownership of its community, to LCS,

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS GUARANTY SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS GUARANTY ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, the Guarantors have duly executed and delivered this Guaranty as of the date first above written.

                               THE CHESTNUT REAL ESTATE PARTNERSHIP

                               By:  BLAKEHURST JOINT VENTURE, as a
                                    general partner


                               By:  Chestnut Village, Inc., as a general partner

                               By:  /s/ Arthur V. Neis
                                   ---------------------------------------------
                                    Title:  Treasurer
                                           -------------------------------------

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                               THE CHESTNUT REAL ESTATE PARTNERSHIP

                               By:  WEST JOPPA ROAD LIMITED PARTNERSHIP, as
                                    a general partner


                               By:  Rosedale Care, Inc., as a general partner

                               By:  /s/ T.F. Mullan
                                   ---------------------------------------------
                                    Title:  Thomas F. Mullan, III
                                           -------------------------------------
                                            President

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                               THE CHESTNUT REAL ESTATE PARTNERSHIP

                               By:  WEST JOPPA ROAD LIMITED PARTNERSHIP, as
                                    a general partner


                               By:  Continental Care, Inc., as a general partner

                               By:  /s/ J.A. Luetkemeyer, Jr.
                                   ---------------------------------------------
                                    Title:  President
                                           -------------------------------------

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                               LCS HOLDINGS, INC.

                               By:  /s/ Arthur V. Neis
                                   ---------------------------------------------
                                    Title:  Treasurer
                                           -------------------------------------

                               LIFE CARE SERVICES CORPORATION

                               By:  /s/ Arthur V. Neis
                                   ---------------------------------------------
                                    Title:  Treasurer
                                           -------------------------------------

                               HOME HEALTH CARE SERVICES
                               CORPORATION

                               By:  /s/ Arthur V. Neis
                                   ---------------------------------------------
                                    Title:  Treasurer
                                           -------------------------------------